UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2026

STAG INDUSTRIAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-34907	27-3099608
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
One Federal Street, 23rd Floor
Boston, Massachusetts 02110
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (617) 574-4777

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	STAG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On April 27, 2026, STAG Industrial, Inc. (the “Company”) held its annual meeting of stockholders. The matters on which the stockholders voted, in person or by proxy, were:

1.the election of 11 directors to hold office until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified;

2.the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026; and

3.the approval, by non-binding vote, of the Company’s executive compensation.

The 11 nominees were elected, the ratification of the appointment of the independent registered public accounting firm was approved, and the Company’s executive compensation was approved. The results of the voting were as follows:

Proposal 1: Election of Directors:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Benjamin S. Butcher	160,274,772	4,129,906	111,036	12,519,594
Jit Kee Chin	162,898,769	1,508,514	108,431	12,519,594
Virgis W. Colbert	158,192,386	6,201,179	122,149	12,519,594
William R. Crooker	162,049,698	2,355,009	111,007	12,519,594
Michelle S. Dilley	154,098,909	10,307,788	109,017	12,519,594
Jeffrey D. Furber	158,387,659	6,015,075	112,980	12,519,594
Larry T. Guillemette	158,462,374	5,942,845	110,495	12,519,594
Francis X. Jacoby III	156,853,949	7,541,123	120,642	12,519,594
Christopher P. Marr	157,033,226	7,358,931	123,557	12,519,594
Hans S. Weger	158,490,781	5,913,201	111,732	12,519,594
Vicki Lundy Wilbon	164,134,836	246,031	134,847	12,519,594
Proposal 2: Ratification of Appointment of Independent Registered Public Accountants:

Votes For	Votes Against	Abstentions	Broker Non-Votes
173,135,228	3,708,133	191,947	—
Proposal 3: Approval of Executive Compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
159,282,296	4,899,338	334,080	12,519,594

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAG INDUSTRIAL, INC.

	By:	/s/ Jeffrey M. Sullivan
Jeffrey M. Sullivan
Executive Vice President, General Counsel and Secretary

Dated: April 29, 2026